Exhibit 10.2

CERTAIN INFORMATION OF THIS DOCUMENT HAS BEEN REDACTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. INFORMATION THAT WAS OMITTED HAS BEEN NOTED IN THIS DOCUMENT WITH A PLACEHOLDER IDENTIFIED BY THE MARK “[***].”

FIRST AMENDMENT TO THE AMENDED AND RESTATED FIXED PRICE TURNKEY AGREEMENT FOR THE ENGINEERING, PROCUREMENT AND CONSTRUCTION OF TRAIN 3 OF THE RIO GRANDE NATURAL GAS LIQUEFACTION FACILITY

This First Amendment to the Amended and Restated Fixed Price Turnkey Agreement for the Engineering, Procurement and Construction of Train 3 of the Rio Grande Natural Gas Liquefaction Facility (this “Amendment”) is made and executed as of the 22nd day of December, 2022 (the “Amendment Effective Date”) by and between Rio Grande LNG, LCC, a limited liability company organized under the laws of Texas (“Owner”), and Bechtel Energy Inc. a corporation organized under the laws of Delaware (“Contractor”) each sometimes referred to individually herein as a “Party” and collectively as the “Parties.”

RECITALS

WHEREAS, Owner and Contractor entered into that certain Amended and Restated Fixed Price Turnkey Agreement for the Engineering, Procurement and Construction of Train 3 of the Rio Grande Natural Gas Liquefaction Facility dated September 15, 2022 (“Agreement”).

WHEREAS, Owner and Contractor wish to amend certain provisions of the Agreement on the terms set forth herein.

AMENDMENT

NOW, THEREFORE, in consideration of the mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1.	Capitalized terms used but not defined in this Amendment shall have the meaning set forth in the Agreement.

2.	Article 9.2B.2 shall be deleted and replaced with the following:

“provided that the conditions of clauses (i) and (ii) of Section 9.2B.1 have occurred, [***] percent of the Contract Price upon the commercial’s bank receipt from Owner of written notice of the expiration of the period specified in clause (i) of the definition of “Defect Correction Period”, except that the Letter of Credit shall remain in effect in an aggregate amount equal to the reasonable value of any claims that Owner has against Contractor arising out of this Agreement and which remain unresolved at the expiration of the period specified in clause (i) of the definition of “Defect Correction Period.” Upon the resolution of such claims, the Letter of Credit shall be decreased to an aggregate amount equal to [***].”

3.	Article 9.2B.3 shall be deleted.

4.	Article 9.2C shall be deleted and replaced with the following:

“The Letter of Credit shall remain in full force and effect from the issuance of the Letter of Credit through the expiration of the period specified in clause (i) of the definition of “Defect Correction Period” (i.e., the [***] month period following Substantial Completion) in accordance with Section 9.2B.2. Partial drawings are permitted under the Letter of Credit. No later than [***] Days after the satisfaction of the conditions listed in, 9.2B.1 or 9.2B.2 above, Owner shall provide the commercial bank that issued the Letter of Credit with the written notice as specified in that particular section. No later than [***] Days after expiration of the Defect Correction Period, Owner shall provide the commercial bank that issued the Letter of Credit with written notice of the expiration of such period.”

5.	Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the state of Texas (without giving effect to the principles thereof relating to conflicts of law).

6.

Counterparts. This Amendment may be signed in any number of counterparts and each counterpart (when combined with all other counterparts) shall represent a fully executed original as if one copy had been signed by each of the Parties. Electronic signatures shall be deemed as effective as original signatures.

7.

No Other Amendment. Except as expressly amended hereby, the terms and provisions of the Agreement remain in full force and effect and are ratified and confirmed by Owner and Contractor in all respects as of the Amendment Effective Date.

8.

Miscellaneous Provisions. The terms of this Amendment are hereby incorporated by reference into the Agreement. This Amendment shall be binding upon and shall inure to the benefit of the Parties and their respective successors and assigns. The recitals set forth in the recitals above are incorporated herein by this reference. Captions and headings throughout this Amendment are for convenience and reference only and the words contained therein shall in no way be held to define or add to the interpretation, construction, or meaning of any provision.

[Signature Page Follows]

IN WITNESS WHEREOF, Owner and Contractor have caused this Amendment to be executed by their duly authorized representatives as of the Amendment Effective Date.

Contractor: BECHTEL ENERGY INC.	Owner: RIO GRANDE LNG, LLC
By: /s/ Bhupesh Thakkar	By: /s/ Matt Schatzman
Printed Name: Bhupesh Thakkar	Printed Name: Matt Schatzman
Title: Senior Vice President and General Manager, LNG Business Line	Title: President and Chief Executive Officer